UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025 (May 1, 2025)

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

225 Union Blvd., Suite 600
 Lakewood, Colorado, United States 80228
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (303) 974-2140

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common shares, no par value	UUUU	NYSE American LLC
	EFR	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 1, 2025, Energy Fuels Inc. ("Energy Fuels" or the "Company") reported that uranium mining rates at its Pinyon Plain mine in Arizona reached record levels in April, while the ongoing underground drill program at the mine identified large areas of uranium mineralization with significant average grades.

During April 2025, the Company mined 4,604 tons of ore, containing roughly 151,400 pounds of uranium with an average grade of 1.64% equivalent U3O8 ("eU3O8") at its Pinyon Plain mine. Production rates at the mine have steadily increased over the past several months, with April's results representing the largest monthly production rate since mining began last year. Furthermore, as mined ore grades so far are higher than the gamma probe grades from previous drill programs, the Company believes it will mine considerably more uranium from the Main Zone of the deposit versus what is described in the Technical Report on the Pre-Feasibility Study on the Pinyon Plain Project ("PFS") prepared in February 2023 in accordance with Subpart 1300 of Regulation S-K ("S-K 1300") and Canada's National Instrument 43-101 ("NI 43-101").

In addition to the increase in production, the Company announced results from its 2024 - 2025 underground drill program in another area of mineralization at the Pinyon Plain mine called the "Juniper Zone." The February 2023 PFS includes a Mineral Resource estimate for the Juniper Zone of 703,000 pounds of eU3O8 at an average grade of 0.95% contained in 37,000 tons of Indicated Mineral Resources, in addition to a small amount of Inferred Mineral Resources. New drill results show numerous additional high-grade intercepts within the Juniper Zone and other zones within the deposit, which together have the potential to significantly increase the mineable uranium resources at the mine.

49 core holes were completed in the Juniper Zone drilling program. Exhibit 99.1 attached hereto contains gamma log data that the Company collected following drilling. Drill core is currently being sampled and will be sent for analytical testing. Highlights from the drilling program include the following intercepts:

  PPCH-028: 13.4 ft with an average grade of 7.02% eU3O8
  PPCH-029: 7.5 ft with an average grade of 7.50% eU3O8
  PPCH-033: 9.3 ft with an average grade of 2.02% eU3O8
  PPCH-034: 17.5 ft with an average grade of 5.70% eU3O8
    including 4.0 ft with an average grade of 20.11% eU3O8
  PPCH-035: 5.0 ft with an average grade of 5.15% eU3O8
  PPCH-036: 7.5 ft with an average grade of 3.17% eU3O8
  PPCH-043: 11.0 ft with an average grade of 1.89% eU3O8

All drill holes were logged with calibrated Mt. Sopris gamma probes owned or rented by the Company. All probes were calibrated at the U.S. Department of Energy test pits in Grand Junction, Colorado. eU3O8 grades are calculated using indirect readings of contained in-situ uranium based on gamma radiation emitted by uranium daughter products.

All drill holes targeted the Juniper Zone and were completed from two underground drill stations. The Company believes these drill results confirm that the Juniper Zone is another very high-grade zone of uranium mineralization. All drill results can be found in Exhibit 99.1 attached hereto, which is incorporated herein by reference. The Company is planning to conduct additional drilling in the Juniper Zone as it continues development of that area.

The Pinyon Plain mine is a "breccia pipe" deposit containing large quantities of "natural uranium," which is the technical and legal term for unenriched uranium that produces low relative levels of radioactivity. Mining natural uranium ore is the very first step in the production of baseload, 24/7/365 nuclear energy, which currently generates roughly 18% of the electricity produced in the U.S., and nearly 50% of the zero-emission electricity produced in the U.S. The Company processes the ore from Pinyon Plain and other conventional uranium mines into natural uranium concentrates ("U3O8") at its nearby White Mesa Mill in Utah (the "Mill"), which is then sold to nuclear utilities who convert, enrich and manufacture the U3O8 into fuel for their reactors.

Qualified Person Statement

The scientific and technical information disclosed in this Current Report on Form 8-K was reviewed and approved by Daniel D. Kapostasy, PG, Registered Member SME and Vice President, Technical Services for the Company, who is a "Qualified Person" as defined in S-K 1300 and NI 43-101.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain "Forward Looking Information" and "Forward Looking Statements" within the meaning of applicable United States and Canadian securities legislation, which may include, but are not limited to, statements with respect to: any expectation that the Company will maintain its position as a leading U.S.-based critical minerals company or as the leading producer of uranium in the U.S.; any expectation that the Company will mine considerably more uranium from the main zone of the Pinyon Plain deposit versus what is described in the  previously published PFS; any expectation as to the grade and quantity of ore mined to date or to be mined in the future at the Pinyon Plain mine; any expectation that the analytical testing will confirm the gamma log data for the holes drilled to date and described in this press release; any expectation that the drill results will confirm that the Juniper Zone is a very high-grade zone of uranium mineralization; any expectation that the Company will incorporate the drill results into an updated S-K 1300/NI 43-101 Technical Report for the Pinyon Plain mine later this year, or at all; any expectation that any such updated Technical Report will significantly increase the uranium reserves and resources and/or result in a lower mining and milling cost per pound; and any expectation that the Company's development projects will be successfully developed and placed into commercial production. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "plans," "expects," "does not expect," "is expected," "is likely," "budgets," "scheduled," "estimates," "forecasts," "intends," "anticipates," "does not anticipate," or "believes," or variations of such words and phrases, or state that certain actions, events or results "may," "could," "would," "might" or "will be taken," "occur," "be achieved" or "have the potential to." All statements, other than statements of historical fact, herein are considered to be forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements express or implied by the forward-looking statements. Factors that could cause actual results to differ materially from those anticipated in these forward-looking statements include risks associated with: commodity prices and price fluctuations; engineering, construction, processing and mining difficulties, upsets and delays; permitting and licensing requirements and delays; changes to regulatory requirements; the imposition of tariffs and other restrictions on trade; legal challenges; the availability of feed sources for the Mill; competition from other producers; public opinion; government and political actions; market factors, including commodity prices; actual results differing from estimates and projections; the ability of the Mill to recover radium or other radioisotopes at reasonable costs or at all; market prices and demand for medical isotopes; and the other factors described under the caption "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, which is available for review on EDGAR at www.sec.gov/edgar, on SEDAR+ at www.sedarplus.ca, and on the Company's website at www.energyfuels.com. Forward-looking statements contained herein are made as of the date of this Current Report on Form 8-K, and the Company disclaims, other than as required by law, any obligation to update any forward-looking statements whether as a result of new information, results, future events, circumstances, or if management's estimates or opinions should change, or otherwise. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements. The Company assumes no obligation to update the information in this communication, except as otherwise required by law.

EXHIBITS

Exhibit No.	Description

23.1	Consent of Daniel D. Kapostasy
99.1	2024-2025 Juniper Zone Drill Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

May 7, 2025	By: /s/ David C. Frydenlund
David C. Frydenlund
Executive Vice President, Chief Legal Officer and Corporate Secretary